AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT



      AMENDMENT NO. 2 (this "Amendment"), dated as of January 16, 1998, to the Credit Agreement, dated as of May 22, 1997, by and among INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Borrower"), THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent") and as the Issuing Bank, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent, CIBC INC., CREDIT LYONNAIS LOS ANGELES BRANCH, DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, KEYBANK NATIONAL ASSOCIATION and UNITED STATES NATIONAL BANK OF OREGON, as Co-Agents (in such capacity, the "Co-Agents", each, a "Co-Agent"), and the lenders party hereto (together with their respective assigns, the "Lenders", each a "Lender"), as amended by Amendment No. 1, dated as of August 19, 1997 (as so amended, the "Credit Agreement").

                                    RECITALS

A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

B. The Borrower has requested that the Credit Agreement be amended to the extent and in the manner set forth herein and the Administrative Agent, the Issuing Bank and the Lenders are willing to agree to such amendment subject to the terms and conditions hereinafter set forth.

      Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 8.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            Create,   incur,  assume  or  suffer  to  exist  any  liability  for
Indebtedness, or permit any of its Subsidiaries so to do, except:

(i)         Indebtedness due under the Loan Documents,

(ii) Indebtedness of the Borrower or any of its Subsidiaries existing on the Effective Date as set forth on Schedule 8.1 (other than the Existing Bank Debt which is to be repaid on the Effective Date), excluding increases thereof, but, in the case of (A) such Indebtedness of the Subsidiaries of the Borrower, and
(B) Indebtedness of the Borrower under the Senior Notes, including renewals, extensions and refinancings thereof, provided, however, any such renewal, extension or refinancing of the Senior Notes shall not have a maturity earlier than one year after the Maturity Date,

(iii)       Intercompany Indebtedness to the extent permitted by Section 8.5,

(iv) Indebtedness in an aggregate principal amount not in excess of $25,000,000 at any one time outstanding in respect of capital leases, secured by Liens on Property (including, in the event such Property constitutes Capital Stock of a newly acquired Subsidiary, Liens on the Property of such Subsidiary) acquired by the Borrower or any of its Subsidiaries after the Effective Date, provided that such Liens are in existence on the date of such acquisition and were not placed on such Property in contemplation of such acquisition, and other purchase money Indebtedness, provided that, in each case under this clause (iv), the Lien securing such Indebtedness is permitted by Section 8.2,

(v)         Indebtedness in respect of the Senior Notes,

(vi) unsecured Indebtedness of I.G.T. (Australia) Pty. Ltd. ("IGT-Australia") not in excess of 205,000,000 Australian Dollars incurred in connection with its acquisition of Olympic Amusements Pty. Limited and related entities, including, without limitation, Indebtedness of Olympic assumed by IGT-Australia in connection therewith, and, without duplication, the Contingent Obligations of the Borrower under its guaranty thereof, provided that no Default or Event of Default shall exist or be continuing at the time of the incurrence thereof, such acquisition is a Permitted Acquisition, the interest rate on such Indebtedness is not in excess of the rate available for similar borrowings by similar borrowers at the time of the incurrence thereof, the maturity of such Indebtedness is no earlier than one year after the Maturity Date, and such guaranty by the Borrower shall be in form and substance satisfactory to the Administrative Agent and the Borrower's obligations thereunder shall be pari passu with its obligations under the Loan Documents,

(vii) in addition the Indebtedness of IGT-Australia referred to in clause (vi) above, unsecured Indebtedness of a Subsidiary of the Borrower, provided that immediately before and after giving effect thereto, no Default or Event of Default shall exist, and the aggregate outstanding principal amount of all such Indebtedness incurred by the Subsidiaries of the Borrower after the Effective Date shall not exceed $50,000,000 at any time,

(viii) other unsecured Indebtedness of the Borrower, provided that no Default or Event of Default shall exist or be continuing at the time of the incurrence thereof, the interest rate on any such Indebtedness is not in excess of the rate available for similar borrowings by similar borrowers at the time of the incurrence thereof, and the maturity of such Indebtedness is no earlier than one year after the Maturity Date, and

(ix) Indebtedness (other than Indebtedness of IGT or any Subsidiary of IGT) acquired as part of a Permitted Acquisition, provided that such Indebtedness existed immediately prior to such Permitted Acquisition and was not incurred in anticipation thereof.

2. The reference in Section 8.2(xiv) to "Section 8.1(viii)" is amended to read "Section 8.1(ix)".

3. The effectiveness of this Amendment is subject to the prior or simultaneous fulfillment of the following conditions:

(a) The Administrative Agent shall have received this Amendment executed by a duly authorized officer or officers of the Borrower and Required Lenders.

(b) Except for notices required to be given to Gaming Authorities after the execution and delivery of this Amendment, which notices are for informational purposes only and the failure to give the same will not affect the validity or enforceability of the Loan Documents, all consents, authorizations, approvals, filings and exemptions of all Persons required to be obtained or made in connection with this Amendment, including, without limitation, any required consents, authorizations, approvals, filings and exemptions of Gaming Authorities, shall have been obtained or made, as the case may be, and shall be in full force and effect, and all required notices have been given and all required waiting periods shall have expired, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effects.

4. The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, (ii) agrees and admits that it has no defenses to or offsets against any of its obligations to the Lenders under the Loan Documents, (iii) represents and warrants that there exists no Default or Event of Default, and (iv) represents and warrants that each of the representations and warranties contained in the Credit Agreement is true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date and for consents, authorizations, approvals, filings and exemptions of all Persons which are required to be obtained or made in connection with this Amendment, including Gaming Authorities, which consents, authorizations, approvals, filings and exemptions will have been obtained or made prior to the effectiveness of this Amendment.

5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

6. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

7. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    INTERNATIONAL GAME TECHNOLOGY



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:



                                    THE BANK OF NEW YORK,
                                    individually, as Issuing Bank and as
                                    Administrative Agent



                                    By:
                                    Name:
                                    Title:



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent



                                    By:
                                    Name:
                                    Title:



                                    CIBC INC., individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:



                                    CREDIT   LYONNAIS   LOS  ANGELES   BRANCH,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:



                                    DEUTSCHE  BANK AG, NEW YORK BRANCH  AND/OR
                                    CAYMAN ISLANDS BRANCH, individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:



                                    KEYBANK       NATIONAL        ASSOCIATION,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:



                                    UNITED STATES NATIONAL BANK OF OREGON, individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                                    THE ASAHI BANK, LTD., LOS ANGELES AGENCY



                                    By:
                                    Name:
                                    Title:



                                    BANCA DI ROMA, SAN FRANCISCO BRANCH



                                    By:
                                    Name:
                                    Title:



                                    BANK OF MONTREAL



                                    By:
                                    Name:
                                    Title:



                                    THE  DAI-ICHI   KANGYO  BANK,   LTD.,  LOS
                                    ANGELES AGENCY



                                    By:
                                    Name:
                                    Title:

                                    FLEET BANK N.A.



                                    By:
                                    Name:
                                    Title:



                                    MICHIGAN NATIONAL BANK



                                    By:
                                    Name:
                                    Title:



                                    THE  SANWA  BANK,  LIMITED,   LOS  ANGELES
                                     BRANCH



                                    By:
                                    Name:
                                    Title:



                                    THE SUMITOMO BANK, LIMITED



                                    By:
                                    Name:
                                    Title:



                                    UNION BANK OF CALIFORNIA, N.A.



                                    By:
                                    Name:
                                    Title: